                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

         Filed by the Registrant:                        |X|
         Filed by a party other than the Registrant:     |_|

         Check the appropriate box:
         |_|  Preliminary Proxy Statement           |_|  Confidential for Use of
         |_|  Definitive Proxy Statement                 the Commission Only (as
         |X|  Definitive Additional Materials            permitted by Rule
                                                         14a-6(e)(2))
         |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Spacetec IMC Corporation
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|  No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total fee paid:

--------------------------------------------------------------------------------
         |_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)      Filing Party:

--------------------------------------------------------------------------------
         (4)      Date Filed:

--------------------------------------------------------------------------------

                                 [SPACETEC LOGO]

                            SPACETEC IMC CORPORATION

                                                                February 4, 1999

To the Stockholders of Spacetec IMC Corporation:

         As you may already know, Labtec Inc. has irrevocably waived its right to the issuance of Contingent Shares in connection with a valuation or sale of the industrial business as originally provided in the Agreement and Plan of Merger dated as of October 21, 1998, as amended and restated on November 13, 1998, among Labtec Inc., Spacetec and SIMC Acquisition Corporation, a wholly-owned subsidiary of Spacetec, and as discussed in the Proxy Statement mailed to you on or about January 22, 1999.

         This letter is being furnished to Spacetec stockholders in connection with the solicitation of proxies by the Spacetec Board for use at the special meeting to be held at 9:00 a.m. on February 17, 1999. The matters to be voted on at the Spacetec special meeting remain the same and are not affected by the waiver by Labtec of the right to the issuance of Contingent Shares. Enclosed is a proxy which should be completed and returned. Spacetec stockholders holding stock certificates registered in their name should return only the revised blue proxy which reflects a correction in the nominees for the Board of Directors.

         As discussed throughout the Proxy Statement (including Question 3 on page 1 of the Proxy Statement), Spacetec and Labtec engaged in extensive negotiations regarding the shares to be issued to Labtec stockholders in connection with the merger. Due to Labtec's limited experience in the industrial side of the business and the losses related to the industrial side of the business during fiscal year 1998 and the first two quarters of fiscal year 1999, Spacetec and Labtec were unable to agree on a valuation of the industrial business. As a result, Spacetec agreed to the potential issuance of the Contingent Shares to the Labtec stockholders.

         Since October 21, 1998, Labtec has worked closely with Spacetec to better understand the industrial business and to bring the overhead and expense structure of Spacetec, including the industrial business, into line with its revenues. As a result of these efforts, Labtec has agreed to irrevocably waive its right to the issuance of Contingent Shares as set forth in the Merger Agreement and as discussed throughout the Proxy Statement.

         As a result of this irrevocable waiver, holders of Labtec common stock will receive for each share of Labtec stock (1) .55430739 shares of Spacetec common stock upon completion of the merger and (2) a pro-rata share of all principal and interest payments made under a six-year, 10% interest promissory note to be issued by Spacetec in the principal amount of $1,065,000. There will be no additional issuance of Contingent Shares as a result of a valuation or sale of the industrial business. Thus, the Answer to Question #2 on page 1 of the Proxy Statement should be revised as indicated above.

         In addition, the irrevocable waiver by Labtec of the right to the issuance of Contingent Shares will mean that, as a result of the merger, Spacetec stockholders will own approximately 33% of New Labtec. There will be no further dilution to the Spacetec stockholders because of a valuation or sale of the industrial business. The last Question and Answer on pages 2 and 3 of the Proxy Statement should be disregarded since there will be no adjustment in the number of shares issuable to Labtec because of the value of the industrial business.

         All references in the Proxy Statement to the issuance of Contingent Shares based on a valuation or sale of the industrial business, should be disregarded. Finally, the Proxy Statement refers, both in summary form and in more complete detail, to certain of the federal income tax aspects of the Merger. These sections of the Proxy Statement contain general guidance concerning the determination of the amount and character of gain to be recognized in the Merger, the basis and holding period of shares of Spacetec common stock to be received pursuant to the Merger, and certain other matters. The irrevocable waiver by Labtec of the right to the issuance of Contingent Shares changes, in many cases in a fundamental fashion, the federal income tax consequences described in the Proxy Statement. While Labtec's irrevocable waiver of the right to the issuance of Contingent Shares should not alter the fundamental status of the Merger as a "reorganization" within the meaning of the federal income tax law, any persons interested in the specific federal income tax consequences of the Merger (e.g., the character of any gain recognized in the Merger, the amount of such gain, and the basis and holding period of shares of Spacetec common stock to be received in the Merger) should review the Merger with their tax advisors and should not attempt to apply the principles set forth in the tax disclosure set forth in the Proxy Statement without the benefit of such review.

         For further information relating to the Spacetec special meeting and the proposals to voted on at the special meeting, please see the Proxy Statement.

                                                     Sincerely,

                                                     George R. Rea

                            SPACETEC IMC CORPORATION

          Proxy for Special Meeting of Stockholders, February 17, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dennis Gain and George Rea, and each of them with full power of substitution to vote all shares of stock of Spacetec IMC Corporation (the "Corporation") which the undersigned is entitled to vote at the special meeting of stockholders of the Corporation to be held on February 17, 1999 at 9:00 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, 02110, and at any adjournment thereof, upon matters set forth in the Notice of Special Meeting of stockholders and Proxy Statement dated January 22, 1999, a copy of which has been received by the undersigned.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF (i) APPROVING THE ISSUANCE OF SHARES OF THE CORPORATION'S COMMON STOCK (THE "COMMON STOCK") PURSUANT TO THE MERGER; (ii) APPROVING AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ORGANIZATION OF THE CORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK FROM 20,000,000 TO 25,000,000 SHARES AND TO CHANGE THE CORPORATE NAME OF THE CORPORATION TO "LABTEC INC." ("NEW LABTEC"), SUBJECT TO AND UPON CONSUMMATION OF THE MERGER; (iii) ELECTING FOUR DIRECTORS TO EACH OF CLASS I, II AND III TO SERVE A ONE, TWO AND THREE-YEAR TERM, RESPECTIVELY; (iv) APPROVING AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ORGANIZATION OF THE CORPORATION TO PROVIDE FOR A REVERSE STOCK SPLIT WHEREBY ONE SHARE OF NEW LABTEC COMMON STOCK WILL BE ISSUED IN EXCHANGE FOR EACH THREE SHARES OF OUTSTANDING COMMON STOCK OF THE CORPORATION, SUBJECT TO AND IMMEDIATELY FOLLOWING THE COMPLETION OF THE MERGER AND (v) AUTHORIZING THE CORPORATION TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THE NUMBER OF PROXIES SUFFICIENT TO APPROVE ANY OF THE PROPOSALS HAS NOT BEEN RECEIVED BY THE DATE OF THE SPECIAL MEETING. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                            ************************

     PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

The Board of Directors recommends a vote for the following proposals;

1. To approve the issuance of shares of the Corporation Common Stock to the stockholders of Labtec Inc. pursuant to the merger.

                    FOR [ ]     AGAINST [ ]       ABSTAIN [ ]

2. To approve an amendment to the Corporation's Amended and Restated Articles of Organization to increase the number of authorized shares of the Common Stock from 20,000,000 to 25,000,000 shares and to change the corporate name of the Corporation to "Labtec Inc.", subject to and upon consummation of the merger:

                    FOR [ ]     AGAINST [ ]        ABSTAIN [ ]

3. To elect four (4) directors to each of Class I, II and III to serve a one, two and three-year term except as marked to the contrary below:

     NOMINEES FOR CLASS I: J. Grant Jagelman, Caroline Merison, Joseph Pretlow and Robert G. Wick

                 FOR             WITHHELD
                 ALL             FROM ALL          FOR ALL NOMINEES
                 NOMINEES [ ]    NOMINEES [ ]      EXCEPT AS NOTED ___________
                 ABOVE

     NOMINEES FOR CLASS II: Dennis Gain, Geoffrey Rehnert, Patrick J. Sullivan and Marc Wolpow

                 FOR             WITHHELD
                 ALL             FROM ALL          FOR ALL NOMINEES
                 NOMINEES [ ]    NOMINEES [ ]      EXCEPT AS NOTED ___________
                 ABOVE

     NOMINEES FOR CLASS III: Rodger R. Krouse, Marc J. Leder, George R. Rea and Bradley A. Krouse

                 FOR             WITHHELD
                 ALL             FROM ALL          FOR ALL NOMINEES
                 NOMINEES [ ]    NOMINEES [ ]      EXCEPT AS NOTED ___________
                 ABOVE

4. To approve an amendment to the Corporation's Amended and Restated Articles of Organization to provide for a reverse stock split whereby one share of New Labtec common stock will be issued in exchange for each three shares of outstanding common stock of the Corporation, subject to and immediately following the completion of the merger:



                    FOR [ ]    AGAINST [ ]         ABSTAIN [ ]



5. To authorize the Corporation to adjourn the special meeting to solicit additional proxies in the event that the number of proxies sufficient to approve any of the proposals has not been received by the date of the special meeting.




                    FOR [ ]    AGAINST [ ]         ABSTAIN [ ]




6. To transact such other business as may properly come before the meeting and any adjournment thereof.


                                   MARK HERE
                                  FOR ADDRESS
                                   CHANGE AND
                                  NOTE AT LEFT

Please sign your name exactly as it appears on your stock certificates(s), write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should sign. If signing as attorney, executor, trustee, administrator or guardian, please give full title as such. Only authorized officers should sign for corporations.


Signature____________________________    Date____________________________

Signature____________________________    Date____________________________